                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Value Municipal Trust, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Trust for Investment Grade New York Municipals, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST
       INVESCO HIGH INCOME TRUST II
       INVESCO MANAGEMENT TRUST
       INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
       INVESCO VALUE MUNICIPAL INCOME TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement


By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President
                                                         as of December 3, 2014


                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                 CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                              VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                             ------------  ----------  ------------------- ------------------
Invesco American Franchise Fund
   Class A Shares                Contractual     2.00%        July 1, 2013       June 30, 2015
   Class B Shares                Contractual     2.75%        July 1, 2013       June 30, 2015
   Class C Shares                Contractual     2.75%        July 1, 2013       June 30, 2015
   Class R Shares                Contractual     2.25%        July 1, 2013       June 30, 2015
   Class R5 Shares               Contractual     1.75%        July 1, 2013       June 30, 2015
   Class R6 Shares               Contractual     1.75%        July 1, 2013       June 30, 2015
   Class Y Shares                Contractual     1.75%        July 1, 2013       June 30, 2015

Invesco California Tax-Free
  Income Fund
   Class A Shares                Contractual     1.50%        July 1, 2012       June 30, 2015
   Class B Shares                Contractual     2.00%        July 1, 2012       June 30, 2015
   Class C Shares                Contractual     2.00%        July 1, 2012       June 30, 2015
   Class Y Shares                Contractual     1.25%        July 1, 2012       June 30, 2015

Invesco Core Plus Bond
  Fund
   Class A Shares                Contractual     0.84%      January 1, 2014    December 31, 2014
   Class B Shares                Contractual     1.59%      January 1, 2014    December 31, 2014
   Class C Shares                Contractual     1.59%      January 1, 2014    December 31, 2014
   Class R Shares                Contractual     1.09%      January 1, 2014    December 31, 2014
   Class R5 Shares               Contractual     0.59%      January 1, 2014    December 31, 2014
   Class R6 Shares               Contractual     0.59%      January 1, 2014    December 31, 2014
   Class Y Shares                Contractual     0.59%      January 1, 2014    December 31, 2014
Invesco Core Plus Bond
  Fund
   Class A Shares                Contractual     0.86%      January 1, 2015    December 31, 2015
   Class B Shares                Contractual     1.61%      January 1, 2015    December 31, 2015
   Class C Shares                Contractual     1.61%      January 1, 2015    December 31, 2015
   Class R Shares                Contractual     1.11%      January 1, 2015    December 31, 2015
   Class R5 Shares               Contractual     0.61%      January 1, 2015    December 31, 2015
   Class R6 Shares               Contractual     0.61%      January 1, 2015    December 31, 2015
   Class Y Shares                Contractual     0.61%      January 1, 2015    December 31, 2015

Invesco Equally-Weighted S&P
  500 Fund
   Class A Shares                Contractual     2.00%        July 1, 2012       June 30, 2015
   Class B Shares                Contractual     2.75%        July 1, 2012       June 30, 2015
   Class C Shares                Contractual     2.75%        July 1, 2012       June 30, 2015
   Class R Shares                Contractual     2.25%        July 1, 2012       June 30, 2015
   Class R6 Shares               Contractual     1.75%     September 24, 2012    June 30, 2015
   Class Y Shares                Contractual     1.75%        July 1, 2012       June 30, 2015

Invesco Equity and
  Income Fund
   Class A Shares                Contractual     1.50%        July 1, 2012       June 30, 2015
   Class B Shares                Contractual     2.25%        July 1, 2012       June 30, 2015
   Class C Shares                Contractual     2.25%        July 1, 2012       June 30, 2015
   Class R Shares                Contractual     1.75%        July 1, 2012       June 30, 2015
   Class R5 Shares               Contractual     1.25%        July 1, 2012       June 30, 2015
   Class R6 Shares               Contractual     1.25%     September 24, 2012    June 30, 2015
   Class Y Shares                Contractual     1.25%        July 1, 2012       June 30, 2015

Invesco Floating Rate Fund
   Class A Shares                Contractual     1.50%       April 14, 2006      June 30, 2015
   Class C Shares                Contractual     2.00%       April 14, 2006      June 30, 2015
   Class R Shares                Contractual     1.75%       April 14, 2006      June 30, 2015
   Class R5 Shares               Contractual     1.25%       April 14, 2006      June 30, 2015
   Class R6 Shares               Contractual     1.25%     September 24, 2012    June 30, 2015
   Class Y Shares                Contractual     1.25%      October 3, 2008      June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014


                                CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                             VOLUNTARY         LIMITATION         CURRENT LIMIT           DATE
----                            ------------  --------------------- ------------------- ------------------
Invesco Global Real Estate
  Income Fund
   Class A Shares               Contractual          2.00%             July 1, 2009       June 30, 2015
   Class B Shares               Contractual          2.75%             July 1, 2009       June 30, 2015
   Class C Shares               Contractual          2.75%             July 1, 2009       June 30, 2015
   Class R5 Shares              Contractual          1.75%             July 1, 2009       June 30, 2015
   Class R6 Shares              Contractual          1.75%          September 24, 2012    June 30, 2015
   Class Y Shares               Contractual          1.75%             July 1, 2009       June 30, 2015
Invesco Growth and Income Fund
   Class A Shares               Contractual          2.00%             July 1, 2012       June 30, 2015
   Class B Shares               Contractual          2.75%             July 1, 2012       June 30, 2015
   Class C Shares               Contractual          2.75%             July 1, 2012       June 30, 2015
   Class R Shares               Contractual          2.25%             July 1, 2012       June 30, 2015
   Class R5 Shares              Contractual          1.75%             July 1, 2012       June 30, 2015
   Class R6 Shares              Contractual          1.75%          September 24, 2012    June 30, 2015
   Class Y Shares               Contractual          1.75%             July 1, 2012       June 30, 2015

Invesco Low Volatility Equity
  Yield Fund
   Class A Shares               Contractual          2.00%             July 1, 2012       June 30, 2015
   Class B Shares               Contractual          2.75%             July 1, 2012       June 30, 2015
   Class C Shares               Contractual          2.75%             July 1, 2012       June 30, 2015
   Class R Shares               Contractual          2.25%             July 1, 2012       June 30, 2015
   Class R5 Shares              Contractual          1.75%             July 1, 2012       June 30, 2015
   Class Y Shares               Contractual          1.75%             July 1, 2012       June 30, 2015
   Investor Class Shares        Contractual          2.00%             July 1, 2012       June 30, 2015

Invesco Pennsylvania Tax Free
  Income Fund
   Class A Shares               Contractual          1.50%             July 1, 2012       June 30, 2015
   Class B Shares               Contractual          2.25%             July 1, 2012       June 30, 2015
   Class C Shares               Contractual          2.25%             July 1, 2012       June 30, 2015
   Class Y Shares               Contractual          1.25%             July 1, 2012       June 30, 2015

Invesco S&P 500 Index Fund
   Class A Shares               Contractual          2.00%             July 1, 2012       June 30, 2015
   Class B Shares               Contractual          2.75%             July 1, 2012       June 30, 2015
   Class C Shares               Contractual          2.75%             July 1, 2012       June 30, 2015
   Class Y Shares               Contractual          1.75%             July 1, 2012       June 30, 2015

Invesco Small Cap Discovery
  Fund
   Class A Shares               Contractual          2.00%             July 1, 2012       June 30, 2015
   Class B Shares               Contractual          2.75%             July 1, 2012       June 30, 2015
   Class C Shares               Contractual          2.75%             July 1, 2012       June 30, 2015
   Class R5 Shares              Contractual          1.75%          September 24, 2012    June 30, 2015
   Class R6 Shares              Contractual          1.75%          September 24, 2012    June 30, 2015
   Class Y Shares               Contractual          1.75%             July 1, 2012       June 30, 2015

Invesco Strategic Real Return
  Fund
   Class A Shares               Contractual   0.82% less net AFFE*    April 30, 2014    December 31, 2015
   Class C Shares               Contractual   1.57% less net AFFE*    April 30, 2014    December 31, 2015
   Class R Shares               Contractual   1.07% less net AFFE*    April 30, 2014    December 31, 2015
   Class R5 Shares              Contractual   0.57% less net AFFE*    April 30, 2014    December 31, 2015
   Class R6 Shares              Contractual   0.57% less net AFFE*    April 30, 2014    December 31, 2015
   Class Y Shares               Contractual   0.57% less net AFFE*    April 30, 2014    December 31, 2015


See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014


                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                   CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                               ------------  ----------  ------------------- --------------
Invesco Charter Fund
   Class A Shares                  Contractual     2.00%        July 1, 2009     June 30, 2015
   Class B Shares                  Contractual     2.75%        July 1, 2009     June 30, 2015
   Class C Shares                  Contractual     2.75%        July 1, 2009     June 30, 2015
   Class R Shares                  Contractual     2.25%        July 1, 2009     June 30, 2015
   Class R5 Shares                 Contractual     1.75%        July 1, 2009     June 30, 2015
   Class R6 Shares                 Contractual     1.75%     September 24, 2012  June 30, 2015
   Class S Shares                  Contractual     1.90%     September 25, 2009  June 30, 2015
   Class Y Shares                  Contractual     1.75%        July 1, 2009     June 30, 2015

Invesco Diversified Dividend Fund
   Class A Shares                  Contractual     2.00%        July 1, 2013     June 30, 2015
   Class B Shares                  Contractual     2.75%        July 1, 2013     June 30, 2015
   Class C Shares                  Contractual     2.75%        July 1, 2013     June 30, 2015
   Class R Shares                  Contractual     2.25%        July 1, 2013     June 30, 2015
   Class R5 Shares                 Contractual     1.75%        July 1, 2013     June 30, 2015
   Class R6 Shares                 Contractual     1.75%        July 1, 2013     June 30, 2015
   Class Y Shares                  Contractual     1.75%        July 1, 2013     June 30, 2015
   Investor Class Shares           Contractual     2.00%        July 1, 2013     June 30, 2015

Invesco Summit Fund
   Class A Shares                  Contractual     2.00%        July 1, 2009     June 30, 2015
   Class B Shares                  Contractual     2.75%        July 1, 2009     June 30, 2015
   Class C Shares                  Contractual     2.75%        July 1, 2009     June 30, 2015
   Class P Shares                  Contractual     1.85%        July 1, 2009     June 30, 2015
   Class R5 Shares                 Contractual     1.75%        July 1, 2009     June 30, 2015
   Class S Shares                  Contractual     1.90%     September 25, 2009  June 30, 2015
   Class Y Shares                  Contractual     1.75%        July 1, 2009     June 30, 2015

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                      CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                   VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                  ------------  ----------  ------------------- --------------
Invesco European Small Company
  Fund
   Class A Shares                     Contractual     2.25%        July 1, 2009     June 30, 2015
   Class B Shares                     Contractual     3.00%        July 1, 2009     June 30, 2015
   Class C Shares                     Contractual     3.00%        July 1, 2009     June 30, 2015
   Class Y Shares                     Contractual     2.00%        July 1, 2009     June 30, 2015

Invesco Global Core Equity Fund
   Class A Shares                     Contractual     2.25%        July 1, 2013     June 30, 2015
   Class B Shares                     Contractual     3.00%        July 1, 2013     June 30, 2015
   Class C Shares                     Contractual     3.00%        July 1, 2013     June 30, 2015
   Class R Shares                     Contractual     2.50%        July 1, 2013     June 30, 2015
   Class R5 Shares                    Contractual     2.00%        July 1, 2013     June 30, 2015
   Class Y Shares                     Contractual     2.00%        July 1, 2013     June 30, 2015


  Invesco International Small Company
  Fund
   Class A Shares                     Contractual     2.25%        July 1, 2009     June 30, 2015
   Class B Shares                     Contractual     3.00%        July 1, 2009     June 30, 2015
   Class C Shares                     Contractual     3.00%        July 1, 2009     June 30, 2015
   Class R5 Shares                    Contractual     2.00%        July 1, 2009     June 30, 2015
   Class R6 Shares                    Contractual     2.00%     September 24, 2012  June 30, 2015
   Class Y Shares                     Contractual     2.00%        July 1, 2009     June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014

                                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                  VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                 ------------  ----------  ------------------- --------------
Invesco Small Cap Equity Fund
   Class A Shares                    Contractual     2.00%        July 1, 2009     June 30, 2015
   Class B Shares                    Contractual     2.75%        July 1, 2009     June 30, 2015
   Class C Shares                    Contractual     2.75%        July 1, 2009     June 30, 2015
   Class R Shares                    Contractual     2.25%        July 1, 2009     June 30, 2015
   Class R5 Shares                   Contractual     1.75%        July 1, 2009     June 30, 2015
   Class R6 Shares                   Contractual     1.75%     September 24, 2012  June 30, 2015
   Class Y Shares                    Contractual     1.75%        July 1, 2009     June 30, 2015

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                  VOLUNTARY    LIMITATION    CURRENT LIMIT          DATE
----                                 ------------  ----------  ------------------- -----------------
Invesco Alternative Strategies
  Fund
   Class A Shares                    Contractual     0.52%      October 14, 2014   October 31, 2016
   Class C Shares                    Contractual     1.27%      October 14, 2014   October 31, 2016
   Class R Shares                    Contractual     0.77%      October 14, 2014   October 31, 2016
   Class R5 Shares                   Contractual     0.27%      October 14, 2014   October 31, 2016
   Class R6 Shares                   Contractual     0.27%      October 14, 2014   October 31, 2016
   Class Y Shares                    Contractual     0.27%      October 14, 2014   October 31, 2016

Invesco Balanced-Risk Retirement
  2020 Fund
   Class A Shares                    Contractual     0.25%      November 4, 2009    April 30, 2016
   Class AX Shares                   Contractual     0.25%     February 12, 2010    April 30, 2016
   Class B Shares                    Contractual     1.00%      November 4, 2009    April 30, 2016
   Class C Shares                    Contractual     1.00%      November 4, 2009    April 30, 2016
   Class CX Shares                   Contractual     1.00%     February 12, 2010    April 30, 2016
   Class R Shares                    Contractual     0.50%      November 4, 2009    April 30, 2016
   Class R5 Shares                   Contractual     0.00%      November 4, 2009    April 30, 2016
   Class R6 Shares                   Contractual     0.00%     September 24, 2012   April 30, 2016
   Class RX Shares                   Contractual     0.50%     February 12, 2010    April 30, 2016
   Class Y Shares                    Contractual     0.00%      November 4, 2009    April 30, 2016

Invesco Balanced-Risk Retirement
  2030 Fund
   Class A Shares                    Contractual     0.25%      November 4, 2009    April 30, 2016
   Class AX Shares                   Contractual     0.25%     February 12, 2010    April 30, 2016
   Class B Shares                    Contractual     1.00%      November 4, 2009    April 30, 2016
   Class C Shares                    Contractual     1.00%      November 4, 2009    April 30, 2016
   Class CX Shares                   Contractual     1.00%     February 12, 2010    April 30, 2016
   Class R Shares                    Contractual     0.50%      November 4, 2009    April 30, 2016
   Class R5 Shares                   Contractual     0.00%      November 4, 2009    April 30, 2016
   Class R6 Shares                   Contractual     0.00%     September 24, 2012   April 30, 2016
   Class RX Shares                   Contractual     0.50%     February 12, 2010    April 30, 2016
   Class Y Shares                    Contractual     0.00%      November 4, 2009    April 30, 2016

Invesco Balanced-Risk
  Retirement 2040 Fund
   Class A Shares                    Contractual     0.25%      November 4, 2009    April 30, 2016
   Class AX Shares                   Contractual     0.25%     February 12, 2010    April 30, 2016
   Class B Shares                    Contractual     1.00%      November 4, 2009    April 30, 2016
   Class C Shares                    Contractual     1.00%      November 4, 2009    April 30, 2016
   Class CX Shares                   Contractual     1.00%     February 12, 2010    April 30, 2016
   Class R Shares                    Contractual     0.50%      November 4, 2009    April 30, 2016
   Class R5 Shares                   Contractual     0.00%      November 4, 2009    April 30, 2016
   Class R6 Shares                   Contractual     0.00%     September 24, 2012   April 30, 2016
   Class RX Shares                   Contractual     0.50%     February 12, 2010    April 30, 2016
   Class Y Shares                    Contractual     0.00%      November 4, 2009    April 30, 2016

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014


                                  CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                               VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                              ------------  ----------  ------------------- ---------------
Invesco Balanced-Risk Retirement
  2050 Fund
   Class A Shares                 Contractual     0.25%      November 4, 2009   April 30, 2016
   Class AX Shares                Contractual     0.25%     February 12, 2010   April 30, 2016
   Class B Shares                 Contractual     1.00%      November 4, 2009   April 30, 2016
   Class C Shares                 Contractual     1.00%      November 4, 2009   April 30, 2016
   Class CX Shares                Contractual     1.00%     February 12, 2010   April 30, 2016
   Class R Shares                 Contractual     0.50%      November 4, 2009   April 30, 2016
   Class R5 Shares                Contractual     0.00%      November 4, 2009   April 30, 2016
   Class R6 Shares                Contractual     0.00%     September 24, 2012  April 30, 2016
   Class RX Shares                Contractual     0.50%     February 12, 2010   April 30, 2016
   Class Y Shares                 Contractual     0.00%      November 4, 2009   April 30, 2016

Invesco Balanced-Risk Retirement
  Now Fund
   Class A Shares                 Contractual     0.25%      November 4, 2009   April 30, 2016
   Class AX Shares                Contractual     0.25%     February 12, 2010   April 30, 2016
   Class B Shares                 Contractual     1.00%      November 4, 2009   April 30, 2016
   Class C Shares                 Contractual     1.00%      November 4, 2009   April 30, 2016
   Class CX Shares                Contractual     1.00%     February 12, 2010   April 30, 2016
   Class R Shares                 Contractual     0.50%      November 4, 2009   April 30, 2016
   Class R5 Shares                Contractual     0.00%      November 4, 2009   April 30, 2016
   Class R6 Shares                Contractual     0.00%     September 24, 2012  April 30, 2016
   Class RX Shares                Contractual     0.50%     February 12, 2010   April 30, 2016
   Class Y Shares                 Contractual     0.00%      November 4, 2009   April 30, 2016

Invesco Conservative Allocation
  Fund
   Class A Shares                 Contractual     1.50%        July 1, 2012     June 30, 2015
   Class B Shares                 Contractual     2.25%        July 1, 2012     June 30, 2015
   Class C Shares                 Contractual     2.25%        July 1, 2012     June 30, 2015
   Class R Shares                 Contractual     1.75%        July 1, 2012     June 30, 2015
   Class R5 Shares                Contractual     1.25%        July 1, 2012     June 30, 2015
   Class S Shares                 Contractual     1.40%        July 1, 2012     June 30, 2015
   Class Y Shares                 Contractual     1.25%        July 1, 2012     June 30, 2015

Invesco Convertible Securities
  Fund
   Class A Shares                 Contractual     1.50%        July 1, 2012     June 30, 2015
   Class B Shares                 Contractual     2.25%        July 1, 2012     June 30, 2015
   Class C Shares                 Contractual     2.25%        July 1, 2012     June 30, 2015
   Class R5 Shares                Contractual     1.25%        July 1, 2012     June 30, 2015
   Class R6 Shares                Contractual     1.25%     September 24, 2012  June 30, 2015
   Class Y Shares                 Contractual     1.25%        July 1, 2012     June 30, 2015

Invesco Global Low Volatility
  Equity Yield Fund
   Class A Shares                 Contractual     2.25%        July 1, 2009     June 30, 2015
   Class B Shares                 Contractual     3.00%        July 1, 2009     June 30, 2015
   Class C Shares                 Contractual     3.00%        July 1, 2009     June 30, 2015
   Class R Shares                 Contractual     2.50%        July 1, 2009     June 30, 2015
   Class R5 Shares                Contractual     2.00%        July 1, 2009     June 30, 2015
   Class Y Shares                 Contractual     2.00%        July 1, 2009     June 30, 2015

Invesco Growth Allocation Fund
   Class A Shares                 Contractual     2.00%        July 1, 2012     June 30, 2015
   Class B Shares                 Contractual     2.75%        July 1, 2012     June 30, 2015
   Class C Shares                 Contractual     2.75%        July 1, 2012     June 30, 2015
   Class R Shares                 Contractual     2.25%        July 1, 2012     June 30, 2015
   Class R5 Shares                Contractual     1.75%        July 1, 2012     June 30, 2015
   Class S Shares                 Contractual     1.90%        July 1, 2012     June 30, 2015
   Class Y Shares                 Contractual     1.75%        July 1, 2012     June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014


                                  CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                               VOLUNTARY         LIMITATION         CURRENT LIMIT         DATE
----                              ------------  --------------------- ------------------- ---------------
Invesco Income Allocation Fund
   Class A Shares                 Contractual          0.25%             May 1, 2012      April 30, 2016
   Class B Shares                 Contractual          1.00%             May 1, 2012      April 30, 2016
   Class C Shares                 Contractual          1.00%             May 1, 2012      April 30, 2016
   Class R Shares                 Contractual          0.50%             May 1, 2012      April 30, 2016
   Class R5 Shares                Contractual          0.00%             May 1, 2012      April 30, 2016
   Class Y Shares                 Contractual          0.00%             May 1, 2012      April 30, 2016

Invesco International Allocation
  Fund
   Class A Shares                 Contractual          2.25%             May 1, 2012      June 30, 2015
   Class B Shares                 Contractual          3.00%             May 1, 2012      June 30, 2015
   Class C Shares                 Contractual          3.00%             May 1, 2012      June 30, 2015
   Class R Shares                 Contractual          2.50%             May 1, 2012      June 30, 2015
   Class R5 Shares                Contractual          2.00%             May 1, 2012      June 30, 2015
   Class Y Shares                 Contractual          2.00%             May 1, 2012      June 30, 2015

Invesco Mid Cap Core Equity Fund
   Class A Shares                 Contractual          2.00%             July 1, 2009     June 30, 2015
   Class B Shares                 Contractual          2.75%             July 1, 2009     June 30, 2015
   Class C Shares                 Contractual          2.75%             July 1, 2009     June 30, 2015
   Class R Shares                 Contractual          2.25%             July 1, 2009     June 30, 2015
   Class R5 Shares                Contractual          1.75%             July 1, 2009     June 30, 2015
   Class R6 Shares                Contractual          1.75%          September 24, 2012  June 30, 2015
   Class Y Shares                 Contractual          1.75%             July 1, 2009     June 30, 2015

Invesco Moderate Allocation
  Fund
   Class A Shares                 Contractual          1.50%             July 1, 2012     June 30, 2015
   Class B Shares                 Contractual          2.25%             July 1, 2012     June 30, 2015
   Class C Shares                 Contractual          2.25%             July 1, 2012     June 30, 2015
   Class R Shares                 Contractual          1.75%             July 1, 2012     June 30, 2015
   Class R5 Shares                Contractual          1.25%             July 1, 2012     June 30, 2015
   Class S Shares                 Contractual          1.40%             July 1, 2012     June 30, 2015
   Class Y Shares                 Contractual          1.25%             July 1, 2012     June 30, 2015

Invesco Multi-Asset Inflation
  Fund
   Class A Shares                 Contractual   1.36% less net AFFE*   October 14, 2014   April 30, 2016
   Class C Shares                 Contractual   2.11% less net AFFE*   October 14, 2014   April 30, 2016
   Class R Shares                 Contractual   1.61% less net AFFE*   October 14, 2014   April 30, 2016
   Class R5 Shares                Contractual   1.11% less net AFFE*   October 14, 2014   April 30, 2016
   Class R6 Shares                Contractual   1.11% less net AFFE*   October 14, 2014   April 30, 2016
   Class Y Shares                 Contractual   1.11% less net AFFE*   October 14, 2014   April 30, 2016

Invesco Small Cap Growth Fund
   Class A Shares                 Contractual          2.00%             July 1, 2009     June 30, 2015
   Class B Shares                 Contractual          2.75%             July 1, 2009     June 30, 2015
   Class C Shares                 Contractual          2.75%             July 1, 2009     June 30, 2015
   Class R Shares                 Contractual          2.25%             July 1, 2009     June 30, 2015
   Class R5 Shares                Contractual          1.75%             July 1, 2009     June 30, 2015
   Class R6 Shares                Contractual          1.75%          September 24, 2012  June 30, 2015
   Class Y Shares                 Contractual          1.75%             July 1, 2009     June 30, 2015
   Investor Class Shares          Contractual          2.00%             July 1, 2009     June 30, 2015

Invesco U.S. Mortgage Fund
   Class A Shares                 Contractual          1.50%             July 1, 2012     June 30, 2015
   Class B Shares                 Contractual          2.25%             July 1, 2012     June 30, 2015
   Class C Shares                 Contractual          2.25%             July 1, 2012     June 30, 2015
   Class R5 Shares                Contractual          1.25%             July 1, 2012     June 30, 2015
   Class Y Shares                 Contractual          1.25%             July 1, 2012     June 30, 2015


See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014


      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                   CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                               ------------  ----------  ------------------- ------------------
Invesco Asia Pacific Growth
  Fund
   Class A Shares                  Contractual     2.25%        July 1, 2009       June 30, 2015
   Class B Shares                  Contractual     3.00%        July 1, 2009       June 30, 2015
   Class C Shares                  Contractual     3.00%        July 1, 2009       June 30, 2015
   Class Y Shares                  Contractual     2.00%        July 1, 2009       June 30, 2015

Invesco European Growth Fund
   Class A Shares                  Contractual     2.25%        July 1, 2009       June 30, 2015
   Class B Shares                  Contractual     3.00%        July 1, 2009       June 30. 2015
   Class C Shares                  Contractual     3.00%        July 1, 2009       June 30, 2015
   Class R Shares                  Contractual     2.50%        July 1, 2009       June 30, 2015
   Class Y Shares                  Contractual     2.00%        July 1, 2009       June 30, 2015
   Investor Class Shares           Contractual     2.25%        July 1, 2009       June 30, 2015

Invesco Global Growth Fund
   Class A Shares                  Contractual     2.25%      January 1, 2013      June 30, 2015
   Class B Shares                  Contractual     3.00%      January 1, 2013      June 30. 2015
   Class C Shares                  Contractual     3.00%      January 1, 2013      June 30, 2015
   Class R5 Shares                 Contractual     2.00%      January 1, 2013      June 30, 2015
   Class R6 Shares                 Contractual     2.00%      January 1, 2013      June 30, 2015
   Class Y Shares                  Contractual     2.00%      January 1, 2013      June 30, 2015

Invesco Global Opportunities Fund
   Class A Shares                  Contractual     1.36%       August 1, 2012    February 29, 2016
   Class C Shares                  Contractual     2.11%       August 1, 2012    February 29, 2016
   Class R Shares                  Contractual     1.61%       August 1, 2012    February 29, 2016
   Class R5 Shares                 Contractual     1.11%       August 1, 2012    February 29, 2016
   Class R6 Shares                 Contractual     1.11%     September 24, 2012  February 29, 2016
   Class Y Shares                  Contractual     1.11%       August 1, 2012    February 29, 2016

Invesco Global Small & Mid Cap
  Growth Fund
   Class A Shares                  Contractual     2.25%        July 1, 2009       June 30. 2015
   Class B Shares                  Contractual     3.00%        July 1, 2009       June 30, 2015
   Class C Shares                  Contractual     3.00%        July 1, 2009       June 30, 2015
   Class R5 Shares                 Contractual     2.00%        July 1, 2009       June 30, 2015
   Class Y Shares                  Contractual     2.00%        July 1, 2009       June 30, 2015

Invesco International Core Equity
  Fund
   Class A Shares                  Contractual     2.25%        July 1, 2009       June 30. 2015
   Class B Shares                  Contractual     3.00%        July 1, 2009       June 30, 2015
   Class C Shares                  Contractual     3.00%        July 1, 2009       June 30, 2015
   Class R Shares                  Contractual     2.50%        July 1, 2009       June 30, 2015
   Class R5 Shares                 Contractual     2.00%        July 1, 2009       June 30, 2015
   Class R6 Shares                 Contractual     2.00%     September 24, 2012    June 30, 2015
   Class Y Shares                  Contractual     2.00%        July 1, 2009       June 30, 2015
   Investor Class Shares           Contractual     2.25%        July 1, 2009       June 30, 2015

Invesco International Growth Fund
   Class A Shares                  Contractual     2.25%        July 1, 2013       June 30, 2015
   Class B Shares                  Contractual     3.00%        July 1, 2013       June 30, 2015
   Class C Shares                  Contractual     3.00%        July 1, 2013       June 30, 2015
   Class R Shares                  Contractual     2.50%        July 1, 2013       June 30, 2015
   Class R5 Shares                 Contractual     2.00%        July 1, 2013       June 30, 2015
   Class R6 Shares                 Contractual     2.00%        July 1, 2013       June 30, 2015
   Class Y Shares                  Contractual     2.00%        July 1, 2013       June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014


                                   CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                               ------------  ----------  ------------------- ------------------
Invesco Select Opportunities Fund
   Class A Shares                  Contractual     1.51%       August 1, 2012    February 29, 2016
   Class C Shares                  Contractual     2.26%       August 1, 2012    February 29, 2016
   Class R Shares                  Contractual     1.76%       August 1, 2012    February 29, 2016
   Class R5 Shares                 Contractual     1.26%       August 1, 2012    February 29, 2016
   Class R6 Shares                 Contractual     1.26%     September 24, 2012  February 29, 2016
   Class Y Shares                  Contractual     1.26%       August 1, 2012    February 29, 2016

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                  CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                               VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                              ------------  ----------  ------------------- ------------------
Invesco All Cap Market
  Neutral Fund
   Class A Shares                 Contractual     1.62%     December 17, 2013   February 29, 2016
   Class C Shares                 Contractual     2.37%     December 17, 2013   February 29, 2016
   Class R Shares                 Contractual     1.87%     December 17, 2013   February 29, 2016
   Class R5 Shares                Contractual     1.37%     December 17, 2013   February 29, 2016
   Class R6 Shares                Contractual     1.37%     December 17, 2013   February 29, 2016
   Class Y Shares                 Contractual     1.37%     December 17, 2013   February 29, 2016
Invesco Balanced-Risk Allocation
  Fund/3/
   Class A Shares                 Contractual     2.00%        July 1, 2012       June 30. 2015
   Class B Shares                 Contractual     2.75%        July 1, 2012       June 30, 2015
   Class C Shares                 Contractual     2.75%        July 1, 2012       June 30, 2015
   Class R Shares                 Contractual     2.25%        July 1, 2012       June 30, 2015
   Class R5 Shares                Contractual     1.75%        July 1, 2012       June 30, 2015
   Class R6 Shares                Contractual     1.75%     September 24, 2012    June 30, 2015
   Class Y Shares                 Contractual     1.75%        July 1, 2012       June 30, 2015

Invesco Balanced-Risk Commodity
  Strategy Fund/4/
   Class A Shares                 Contractual     2.00%        July 1, 2014       June 30. 2015
   Class B Shares                 Contractual     2.75%        July 1, 2014       June 30, 2015
   Class C Shares                 Contractual     2.75%        July 1, 2014       June 30, 2015
   Class R Shares                 Contractual     2.25%        July 1, 2014       June 30, 2015
   Class R5 Shares                Contractual     1.75%        July 1, 2014       June 30, 2015
   Class R6 Shares                Contractual     1.75%        July 1, 2014       June 30, 2015
   Class Y Shares                 Contractual     1.75%        July 1, 2014       June 30, 2015

Invesco China Fund
   Class A Shares                 Contractual     2.25%        July 1, 2009       June 30, 2015
   Class B Shares                 Contractual     3.00%        July 1, 2009       June 30, 2015
   Class C Shares                 Contractual     3.00%        July 1, 2009       June 30, 2015
   Class R5 Shares                Contractual     2.00%        July 1, 2009       June 30, 2015
   Class Y Shares                 Contractual     2.00%        July 1, 2009       June 30, 2015

Invesco Developing Markets
  Fund
   Class A Shares                 Contractual     2.25%        July 1, 2012       June 30. 2015
   Class B Shares                 Contractual     3.00%        July 1, 2012       June 30, 2015
   Class C Shares                 Contractual     3.00%        July 1, 2012       June 30, 2015
   Class R5 Shares                Contractual     2.00%        July 1, 2012       June 30, 2015
   Class R6 Shares                Contractual     2.00%     September 24, 2012    June 30, 2015
   Class Y Shares                 Contractual     2.00%        July 1, 2012       June 30, 2015

Invesco Emerging Markets
  Equity Fund
   Class A Shares                 Contractual     1.85%        May 11, 2011     February 29, 2016
   Class C Shares                 Contractual     2.60%        May 11, 2011     February 29, 2016
   Class R Shares                 Contractual     2.10%        May 11, 2011     February 29, 2016
   Class R5 Shares                Contractual     1.60%        May 11, 2011     February 29, 2016
   Class R6 Shares                Contractual     1.60%     September 24, 2012  February 29, 2016
   Class Y Shares                 Contractual     1.60%        May 11, 2011     February 29, 2016

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014


                                 CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                              VOLUNTARY         LIMITATION         CURRENT LIMIT           DATE
----                             ------------  --------------------- ------------------- ------------------
Invesco Emerging Market Local
  Currency Debt Fund
   Class A Shares                Contractual          1.24%            June 14, 2010     February 29, 2016
   Class B Shares                Contractual          1.99%            June 14, 2010     February 29, 2016
   Class C Shares                Contractual          1.99%            June 14, 2010     February 29, 2016
   Class R Shares                Contractual          1.49%            June 14, 2010     February 29, 2016
   Class Y Shares                Contractual          0.99%            June 14, 2010     February 29, 2016
   Class R5 Shares               Contractual          0.99%            June 14, 2010     February 29, 2016
   Class R6 Shares               Contractual          0.99%          September 24, 2012  February 29, 2016

Invesco Endeavor Fund
   Class A Shares                Contractual          2.00%             July 1, 2009       June 30. 2015
   Class B Shares                Contractual          2.75%             July 1, 2009       June 30, 2015
   Class C Shares                Contractual          2.75%             July 1, 2009       June 30, 2015
   Class R Shares                Contractual          2.25%             July 1, 2009       June 30, 2015
   Class R5 Shares               Contractual          1.75%             July 1, 2009       June 30, 2015
   Class R6 Shares               Contractual          1.75%          September 24, 2012    June 30, 2015
   Class Y Shares                Contractual          1.75%             July 1, 2009       June 30, 2015

Invesco Global Health Care
  Fund
   Class A Shares                Contractual          2.00%             July 1, 2012       June 30. 2015
   Class B Shares                Contractual          2.75%             July 1, 2012       June 30, 2015
   Class C Shares                Contractual          2.75%             July 1, 2012       June 30, 2015
   Class Y Shares                Contractual          1.75%             July 1, 2012       June 30, 2015
   Investor Class Shares         Contractual          2.00%             July 1, 2012       June 30, 2015

Invesco Global Infrastructure
  Fund
   Class A Shares                Contractual          1.40%             May 2, 2014      February 29, 2016
   Class C Shares                Contractual          2.15%             May 2, 2014      February 29, 2016
   Class R Shares                Contractual          1.65%             May 2, 2014      February 29, 2016
   Class Y Shares                Contractual          1.15%             May 2, 2014      February 29, 2016
   Class R5 Shares               Contractual          1.15%             May 2, 2014      February 29, 2016
   Class R6 Shares               Contractual          1.15%             May 2, 2014      February 29, 2016

Invesco Global Markets Strategy
  Fund/5/
   Class A Shares                Contractual   1.80% less net AFFE*  December 17, 2013   February 29, 2016
   Class C Shares                Contractual   2.55% less net AFFE*  December 17, 2013   February 29, 2016
   Class R Shares                Contractual   2.05% less net AFFE*  December 17, 2013   February 29, 2016
   Class R5 Shares               Contractual   1.55% less net AFFE*  December 17, 2013   February 29, 2016
   Class R6 Shares               Contractual   1.55% less net AFFE*  December 17, 2013   February 29, 2016
   Class Y Shares                Contractual   1.55% less net AFFE*  December 17, 2013   February 29, 2016

Invesco Global Market Neutral
  Fund
   Class A Shares                Contractual          1.62%          December 17, 2013   February 29, 2016
   Class C Shares                Contractual          2.37%          December 17, 2013   February 29, 2016
   Class R Shares                Contractual          1.87%          December 17, 2013   February 29, 2016
   Class R5 Shares               Contractual          1.37%          December 17, 2013   February 29, 2016
   Class R6 Shares               Contractual          1.37%          December 17, 2013   February 29, 2016
   Class Y Shares                Contractual          1.37%          December 17, 2013   February 29, 2016

Invesco Global Targeted Returns
  Fund/6/
   Class A Shares                Contractual   1.80% less net AFFE*  December 17, 2013   February 29, 2016
   Class C Shares                Contractual   2.55% less net AFFE*  December 17, 2013   February 29, 2016
   Class R Shares                Contractual   2.05% less net AFFE*  December 17, 2013   February 29, 2016
   Class R5 Shares               Contractual   1.55% less net AFFE*  December 17, 2013   February 29, 2016
   Class R6 Shares               Contractual   1.55% less net AFFE*  December 17, 2013   February 29, 2016
   Class Y Shares                Contractual   1.55% less net AFFE*  December 17, 2013   February 29, 2016

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014


                               CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                            VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                           ------------  ----------  ------------------- ------------------
Invesco International Total
  Return Fund
   Class A Shares              Contractual     1.10%       March 31, 2006    February 29, 2016
   Class B Shares              Contractual     1.85%       March 31, 2006    February 29, 2016
   Class C Shares              Contractual     1.85%       March 31, 2006    February 29, 2016
   Class R5 Shares             Contractual     0.85%      October 3, 2008    February 29, 2016
   Class R6 Shares             Contractual     0.85%     September 24, 2012  February 29, 2016
   Class Y Shares              Contractual     0.85%       March 31, 2006    February 29, 2016

Invesco Long/Short Equity
  Fund
   Class A Shares              Contractual     1.87%     December 17, 2013   February 29, 2016
   Class C Shares              Contractual     2.62%     December 17, 2013   February 29, 2016
   Class R Shares              Contractual     2.12%     December 17, 2013   February 29, 2016
   Class R5 Shares             Contractual     1.62%     December 17, 2013   February 29, 2016
   Class R6 Shares             Contractual     1.62%     December 17, 2013   February 29, 2016
   Class Y Shares              Contractual     1.62%     December 17, 2013   February 29, 2016

Invesco Low Volatility
  Emerging Markets Fund
   Class A Shares              Contractual     1.72%     December 17, 2013   February 29, 2016
   Class C Shares              Contractual     2.47%     December 17, 2013   February 29, 2016
   Class R Shares              Contractual     1.97%     December 17, 2013   February 29, 2016
   Class R5 Shares             Contractual     1.47%     December 17, 2013   February 29, 2016
   Class R6 Shares             Contractual     1.47%     December 17, 2013   February 29, 2016
   Class Y Shares              Contractual     1.47%     December 17, 2013   February 29, 2016
Invesco MLP Fund
   Class A Shares              Contractual     1.50%      August 29, 2014    February 29, 2016
   Class C Shares              Contractual     2.25%      August 29, 2014    February 29, 2016
   Class R Shares              Contractual     1.75%      August 29, 2014    February 29, 2016
   Class R5 Shares             Contractual     1.25%      August 29, 2014    February 29, 2016
   Class R6 Shares             Contractual     1.25%      August 29, 2014    February 29, 2016
   Class Y Shares              Contractual     1.25%      August 29, 2014    February 29, 2016

Invesco Macro International
  Equity Fund
   Class A Shares              Contractual     1.43%     December 17, 2013   February 29, 2016
   Class C Shares              Contractual     2.18%     December 17, 2013   February 29, 2016
   Class R Shares              Contractual     1.68%     December 17, 2013   February 29, 2016
   Class R5 Shares             Contractual     1.18%     December 17, 2013   February 29, 2016
   Class R6 Shares             Contractual     1.18%     December 17, 2013   February 29, 2016
   Class Y Shares              Contractual     1.18%     December 17, 2013   February 29, 2016

Invesco Macro Long/Short Fund
   Class A Shares              Contractual     1.87%     December 17, 2013   February 29, 2016
   Class C Shares              Contractual     2.62%     December 17, 2013   February 29, 2016
   Class R Shares              Contractual     2.12%     December 17, 2013   February 29, 2016
   Class R5 Shares             Contractual     1.62%     December 17, 2013   February 29, 2016
   Class R6 Shares             Contractual     1.62%     December 17, 2013   February 29, 2016
   Class Y Shares              Contractual     1.62%     December 17, 2013   February 29, 2016

Invesco Pacific Growth Fund
   Class A Shares              Contractual     2.25%        July 1, 2012       June 30. 2015
   Class B Shares              Contractual     3.00%        July 1, 2012       June 30, 2015
   Class C Shares              Contractual     3.00%        July 1, 2012       June 30, 2015
   Class R Shares              Contractual     2.50%        July 1, 2012       June 30, 2015
   Class R5 Shares             Contractual     2.00%        July 1, 2012       June 30, 2015
   Class Y Shares              Contractual     2.00%        July 1, 2012       June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014


                               CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                            VOLUNTARY         LIMITATION         CURRENT LIMIT           DATE
----                           ------------  --------------------- ------------------- ------------------
Invesco Premium Income Fund
   Class A Shares              Contractual          0.89%          December 13, 2011   February 28, 2015
   Class C Shares              Contractual          1.64%          December 13, 2011   February 28, 2015
   Class R Shares              Contractual          1.14%          December 13, 2011   February 28, 2015
   Class R5 Shares             Contractual          0.64%          December 13, 2011   February 28, 2015
   Class R6 Shares             Contractual          0.64%          September 24, 2012  February 28, 2015
   Class Y Shares              Contractual          0.64%          December 13, 2011   February 28, 2015

Invesco Premium Income Fund
   Class A Shares              Contractual          1.05%            March 1, 2015     February 29, 2016
   Class C Shares              Contractual          1.80%            March 1, 2015     February 29, 2016
   Class R Shares              Contractual          1.30%            March 1, 2015     February 29, 2016
   Class R5 Shares             Contractual          0.80%            March 1, 2015     February 29, 2016
   Class R6 Shares             Contractual          0.80%            March 1, 2015     February 29, 2016
   Class Y Shares              Contractual          0.80%            March 1, 2015     February 29, 2016

Invesco Select Companies Fund
   Class A Shares              Contractual          2.00%             July 1, 2009       June 30. 2015
   Class B Shares              Contractual          2.75%             July 1, 2009       June 30, 2015
   Class C Shares              Contractual          2.75%             July 1, 2009       June 30, 2015
   Class R Shares              Contractual          2.25%             July 1, 2009       June 30, 2015
   Class R5 Shares             Contractual          1.75%             July 1, 2009       June 30, 2015
   Class Y Shares              Contractual          1.75%             July 1, 2009       June 30, 2015

Invesco Strategic Income Fund
   Class A Shares              Contractual   0.85% less net AFFE*     May 2, 2014      February 29, 2016
   Class C Shares              Contractual   1.60% less net AFFE*     May 2, 2014      February 29, 2016
   Class R Shares              Contractual   1.10% less net AFFE*     May 2, 2014      February 29, 2016
   Class Y Shares              Contractual   0.60% less net AFFE*     May 2, 2014      February 29, 2016
   Class R5 Shares             Contractual   0.60% less net AFFE*     May 2, 2014      February 29, 2016
   Class R6 Shares             Contractual   0.60% less net AFFE*     May 2, 2014      February 29, 2016

Invesco Unconstrained Bond
  Fund
   Class A Shares              Contractual   1.04% less net AFFE*   October 14, 2014   February 29, 2016
   Class C Shares              Contractual   1.79% less net AFFE*   October 14, 2014   February 29, 2016
   Class R Shares              Contractual   1.29% less net AFFE*   October 14, 2014   February 29, 2016
   Class Y Shares              Contractual   0.79% less net AFFE*   October 14, 2014   February 29, 2016
   Class R5 Shares             Contractual   0.79% less net AFFE*   October 14, 2014   February 29, 2016
   Class R6 Shares             Contractual   0.79% less net AFFE*   October 14, 2014   February 29, 2016

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                             CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                          VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                         ------------  ----------  ------------------- --------------
Invesco Corporate Bond Fund
   Class A Shares            Contractual     1.50%        July 1, 2012     June 30, 2015
   Class B Shares            Contractual     2.25%        July 1, 2012     June 30, 2015
   Class C Shares            Contractual     2.25%        July 1, 2012     June 30, 2015
   Class R Shares            Contractual     1.75%        July 1, 2012     June 30, 2015
   Class R5 Shares           Contractual     1.25%        July 1, 2012     June 30, 2015
   Class R6 Shares           Contractual     1.25%     September 24, 2012  June 30, 2015
   Class Y Shares            Contractual     1.25%        July 1, 2012     June 30, 2015
Invesco Global Real Estate
  Fund
   Class A Shares            Contractual     2.00%        July 1, 2009     June 30, 2015
   Class B Shares            Contractual     2.75%        July 1, 2009     June 30, 2015
   Class C Shares            Contractual     2.75%        July 1, 2009     June 30, 2015
   Class R Shares            Contractual     2.25%        July 1, 2009     June 30, 2015
   Class R5 Shares           Contractual     1.75%        July 1, 2009     June 30, 2015
   Class R6 Shares           Contractual     1.75%     September 24, 2012  June 30, 2015
   Class Y Shares            Contractual     1.75%        July 1, 2009     June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014


                             CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                          VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                         ------------  ----------  ------------------- --------------
Invesco High Yield Fund
   Class A Shares            Contractual    1.50%         July 1, 2013     June 30, 2015
   Class B Shares            Contractual    2.25%         July 1, 2013     June 30, 2015
   Class C Shares            Contractual    2.25%         July 1, 2013     June 30, 2015
   Class R5 Shares           Contractual    1.25%         July 1, 2013     June 30, 2015
   Class R6 Shares           Contractual    1.25%         July 1, 2013     June 30, 2015
   Class Y Shares            Contractual    1.25%         July 1, 2013     June 30, 2015
   Investor Class Shares     Contractual    1.50%         July 1, 2013     June 30, 2015

Invesco Limited Maturity
  Treasury Fund
   Class A Shares            Contractual    1.50%         July 1, 2012     June 30, 2015
   Class A2 Shares           Contractual    1.40%         July 1, 2012     June 30, 2015
   Class R5 Shares           Contractual    1.25%         July 1, 2012     June 30, 2015
   Class Y Shares            Contractual    1.25%         July 1, 2012     June 30, 2015

Invesco Real Estate Fund
   Class A Shares            Contractual    2.00%         July 1, 2012     June 30, 2015
   Class B Shares            Contractual    2.75%         July 1, 2012     June 30, 2015
   Class C Shares            Contractual    2.75%         July 1, 2012     June 30, 2015
   Class R Shares            Contractual    2.25%         July 1, 2012     June 30, 2015
   Class R5 Shares           Contractual    1.75%         July 1, 2012     June 30, 2015
   Class R6 Shares           Contractual    1.75%      September 24, 2012  June 30, 2015
   Class Y Shares            Contractual    1.75%         July 1, 2012     June 30, 2015
   Investor Class Shares     Contractual    2.00%         July 1, 2012     June 30, 2015

Invesco Short Term Bond
  Fund
   Class A Shares            Contractual    1.40%         July 1, 2013     June 30, 2015
   Class C Shares            Contractual   1.75%/2/       July 1, 2013     June 30, 2015
   Class R Shares            Contractual    1.75%         July 1, 2013     June 30, 2015
   Class R5 Shares           Contractual    1.25%         July 1, 2013     June 30, 2015
   Class R6 Shares           Contractual    1.25%         July 1, 2013     June 30, 2015
   Class Y Shares            Contractual    1.25%         July 1, 2013     June 30, 2015

Invesco U.S. Government
  Fund
   Class A Shares            Contractual    1.50%         July 1, 2012     June 30, 2015
   Class B Shares            Contractual    2.25%         July 1, 2012     June 30, 2015
   Class C Shares            Contractual    2.25%         July 1, 2012     June 30, 2015
   Class R Shares            Contractual    1.75%         July 1, 2012     June 30, 2015
   Class R5 Shares           Contractual    1.25%         July 1, 2012     June 30, 2015
   Class Y Shares            Contractual    1.25%         July 1, 2012     June 30, 2015
   Investor Class Shares     Contractual    1.50%         July 1, 2012     June 30, 2015

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                             CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                          VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                         ------------  ----------  ------------------- --------------
Invesco American Value Fund
   Class A Shares            Contractual     2.00%        July 1, 2013     June 30, 2015
   Class B Shares            Contractual     2.75%        July 1, 2013     June 30, 2015
   Class C Shares            Contractual     2.75%        July 1, 2013     June 30, 2015
   Class R Shares            Contractual     2.25%        July 1, 2013     June 30, 2015
   Class R5 Shares           Contractual     1.75%        July 1, 2013     June 30, 2015
   Class R6 Shares           Contractual     1.75%        July 1, 2013     June 30, 2015
   Class Y Shares            Contractual     1.75%        July 1, 2013     June 30, 2015
Invesco Comstock Fund
   Class A Shares            Contractual     2.00%        July 1, 2012     June 30, 2015
   Class B Shares            Contractual     2.75%        July 1, 2012     June 30, 2015
   Class C Shares            Contractual     2.75%        July 1, 2012     June 30, 2015
   Class R Shares            Contractual     2.25%        July 1, 2012     June 30, 2015
   Class R5 Shares           Contractual     1.75%        July 1, 2012     June 30, 2015
   Class R6 Shares           Contractual     1.75%     September 24, 2012  June 30, 2015
   Class Y Shares            Contractual     1.75%        July 1, 2012     June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014


                             CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                          VOLUNTARY    LIMITATION   CURRENT LIMIT          DATE
----                         ------------  ----------  ------------------ ----------------
Invesco Energy Fund
   Class A Shares            Contractual     2.00%       July 1, 2009      June 30, 2015
   Class B Shares            Contractual     2.75%       July 1, 2009      June 30, 2015
   Class C Shares            Contractual     2.75%       July 1, 2009      June 30, 2015
   Class R5 Shares           Contractual     1.75%       July 1, 2009      June 30, 2015
   Class Y Shares            Contractual     1.75%       July 1, 2009      June 30, 2015
   Investor Class Shares     Contractual     2.00%       July 1, 2009      June 30, 2015

Invesco Dividend Income
  Fund
   Class A Shares            Contractual     1.14%     September 1, 2014  August 31, 2015
   Class B Shares            Contractual     1.89%     September 1, 2014  August 31, 2015
   Class C Shares            Contractual     1.89%     September 1, 2014  August 31, 2015
   Class R5 Shares           Contractual     0.89%     September 1, 2014  August 31, 2015
   Class R6 Shares           Contractual     0.89%     September 1, 2014  August 31, 2015
   Class Y Shares            Contractual     0.89%     September 1, 2014  August 31, 2015
   Investor Class Shares     Contractual     1.14%     September 1, 2014  August 31, 2015

Invesco Gold & Precious
  Metals Fund
   Class A Shares            Contractual     2.00%       July 1, 2009      June 30, 2015
   Class B Shares            Contractual     2.75%       July 1, 2009      June 30, 2015
   Class C Shares            Contractual     2.75%       July 1, 2009      June 30, 2015
   Class Y Shares            Contractual     1.75%       July 1, 2009      June 30, 2015
   Investor Class Shares     Contractual     2.00%       July 1, 2009      June 30, 2015

Invesco Mid Cap Growth
  Fund
   Class A Shares            Contractual     1.15%       July 15, 2013     July 31, 2015
   Class B Shares            Contractual     1.90%       July 15, 2013     July 31, 2015
   Class C Shares            Contractual     1.90%       July 15, 2013     July 31, 2015
   Class R Shares            Contractual     1.40%       July 15, 2013     July 31, 2015
   Class R5 Shares           Contractual     0.90%       July 15, 2013     July 31, 2015
   Class R6 Shares           Contractual     0.90%       July 15, 2013     July 31, 2015
   Class Y Shares            Contractual     0.90%       July 15, 2013     July 31, 2015

Invesco Small Cap Value
  Fund
   Class A Shares            Contractual     2.00%       July 1, 2012      June 30, 2015
   Class B Shares            Contractual     2.75%       July 1, 2012      June 30, 2015
   Class C Shares            Contractual     2.75%       July 1, 2012      June 30, 2015
   Class Y Shares            Contractual     1.75%       July 1, 2012      June 30, 2015

Invesco Technology Fund
   Class A Shares            Contractual     2.00%       July 1, 2012      June 30, 2015
   Class B Shares            Contractual     2.75%       July 1, 2012      June 30, 2015
   Class C Shares            Contractual     2.75%       July 1, 2012      June 30, 2015
   Class R5 Shares           Contractual     1.75%       July 1, 2012      June 30, 2015
   Class Y Shares            Contractual     1.75%       July 1, 2012      June 30, 2015
   Investor Class Shares     Contractual     2.00%       July 1, 2012      June 30, 2015

Invesco Technology
  Sector Fund
   Class A Shares            Contractual     2.00%     February 12, 2010   June 30, 2015
   Class B Shares            Contractual     2.75%     February 12, 2010   June 30, 2015
   Class C Shares            Contractual     2.75%     February 12, 2010   June 30, 2015
   Class Y Shares            Contractual     1.75%     February 12, 2010   June 30, 2015

Invesco Value
  Opportunities Fund
   Class A Shares            Contractual     2.00%       July 1, 2012      June 30, 2015
   Class B Shares            Contractual     2.75%       July 1, 2012      June 30, 2015
   Class C Shares            Contractual     2.75%       July 1, 2012      June 30, 2015
   Class R Shares            Contractual     2.25%       July 1, 2012      June 30, 2015
   Class R5 Shares           Contractual     1.75%       July 1, 2012      June 30, 2015
   Class Y Shares            Contractual     1.75%       July 1, 2012      June 30, 2015


See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014


                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                          CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                       VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                      ------------  ----------  -----------------  --------------
Invesco High Yield
  Municipal Fund
   Class A Shares         Contractual     1.50%      July 1, 2012      June 30, 2015
   Class B Shares         Contractual     2.25%      July 1, 2012      June 30, 2015
   Class C Shares         Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R5 Shares        Contractual     1.25%      July 1, 2012      June 30, 2015
   Class Y Shares         Contractual     1.25%      July 1, 2012      June 30, 2015

Invesco Intermediate
  Term Municipal Income
  Fund
   Class A Shares         Contractual     0.80%      July 1, 2013      June 30, 2015
   Class B Shares         Contractual     1.55%      July 1, 2013      June 30, 2015
   Class C Shares         Contractual     1.55%      July 1, 2013      June 30, 2015
   Class Y Shares         Contractual     0.55%      July 1, 2013      June 30, 2015

Invesco Municipal Income
  Fund
   Class A Shares         Contractual     1.50%      July 1, 2013      June 30, 2015
   Class B Shares         Contractual     2.25%      July 1, 2013      June 30, 2015
   Class C Shares         Contractual     2.25%      July 1, 2013      June 30, 2015
   Class Y Shares         Contractual     1.25%      July 1, 2013      June 30, 2015
   Investor Class         Contractual     1.50%      July 15, 2013     June 30, 2015

Invesco New York Tax
  Free Income Fund
   Class A Shares         Contractual     1.50%      July 1, 2012      June 30, 2015
   Class B Shares         Contractual     2.25%      July 1, 2012      June 30, 2015
   Class C Shares         Contractual     2.25%      July 1, 2012      June 30, 2015
   Class Y Shares         Contractual     1.25%      July 1, 2012      June 30, 2015

Invesco Tax-Free
  Intermediate Fund
   Class A Shares         Contractual     1.50%      July 1, 2012      June 30, 2015
   Class A2 Shares        Contractual     1.25%      July 1, 2012      June 30, 2015
   Class C Shares         Contractual     2.25%      June 30, 2013     June 30, 2015
   Class R5 Shares        Contractual     1.25%      July 1, 2012      June 30, 2015
   Class Y Shares         Contractual     1.25%      July 1, 2012      June 30, 2015

                           INVESCO MANAGEMENT TRUST

                             CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                          VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                         ------------  ----------  -----------------  ------------------

Invesco Conservative Income
  Fund
   Institutional Class       Contractual     0.28%       July 1, 2014     December 31, 2015

                           INVESCO SECURITIES TRUST

                                  CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                               VOLUNTARY         LIMITATION        CURRENT LIMIT           DATE
----                              ------------  --------------------- -----------------  ------------------

Invesco Balanced-Risk Aggressive
  Allocation Fund                 Contractual   1.15% less net AFFE*  January 16, 2013   February 29, 2016

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.
/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

                                                         as of December 3, 2014


/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

                                                         as of December 3, 2014


              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                ------------ ----------  ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2015
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2015
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2015
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2015
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2015
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2015
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2015

Government TaxAdvantage Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2015
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2015
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2015
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2015
   Private Investment Class         Contractual     0.39%/2/   July 1, 2009    December 31, 2015
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2015
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2015

Liquid Assets Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2015
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2015
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2015
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2015
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2015
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2015
   Resource Class                   Contractual     0.34%      July 1, 2009    December 31, 2015

STIC Prime Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2015
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2015
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2015
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2015
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2015
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2015
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2015

Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class            Contractual     0.33%/2/   July 1, 2009    December 31, 2015
   Corporate Class                  Contractual     0.28%      July 1, 2009    December 31, 2015
   Institutional Class              Contractual     0.25%      July 1, 2009    December 31, 2015
   Personal Investment Class        Contractual     0.80%/2/   July 1, 2009    December 31, 2015
   Private Investment Class         Contractual     0.50%/2/   July 1, 2009    December 31, 2015
   Reserve Class                    Contractual     1.12%/2/   July 1, 2009    December 31, 2015
   Resource Class                   Contractual     0.41%/2/   July 1, 2009    December 31, 2015

Treasury Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2015
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2015
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2015
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2015
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2015
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2015
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2015

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                         as of December 3, 2014


                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                               CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY        LIMITATION         CURRENT LIMIT        DATE
----                                           ------------ --------------------- ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                             Contractual         2.00%            July 1, 2014    June 30, 2015
   Series II Shares                            Contractual         2.25%            July 1, 2014    June 30, 2015

Invesco V.I. American Value Fund
   Series I Shares                             Contractual         2.00%            July 1, 2012    June 30, 2015
   Series II Shares                            Contractual         2.25%            July 1, 2012    June 30, 2015

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual  0.80% less net AFFE*    May 1, 2014     April 30, 2016
   Series II Shares                            Contractual  1.05% less net AFFE*    May 1, 2014     April 30, 2016

Invesco V.I. Comstock Fund
   Series I Shares                             Contractual         0.78%            May 1, 2013     April 30, 2016
   Series II Shares                            Contractual         1.03%            May 1, 2013     April 30, 2016

Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual         2.00%            May 1, 2013     June 30, 2015
   Series II Shares                            Contractual         2.25%            May 1, 2013     June 30, 2015

Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual         2.00%            May 1, 2013     June 30, 2015
   Series II Shares                            Contractual         2.25%            May 1, 2013     June 30, 2015

Invesco V.I. Diversified Income Fund
   Series I Shares                             Contractual         0.75%            July 1, 2005    April 30, 2016
   Series II Shares                            Contractual         1.00%            July 1, 2005    April 30, 2016

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                             Contractual         2.00%            July 1, 2012    June 30, 2015
   Series II Shares                            Contractual         2.25%            July 1, 2012    June 30, 2015

Invesco V.I. Equity and Income Fund
   Series I Shares                             Contractual         1.50%            July 1, 2012    June 30, 2015
   Series II Shares                            Contractual         1.75%            July 1, 2012    June 30, 2015

Invesco V.I. Global Core Equity Fund
   Series I Shares                             Contractual         2.25%            July 1, 2012    June 30, 2015
   Series II Shares                            Contractual         2.50%            July 1, 2012    June 30, 2015

Invesco V.I. Global Health Care Fund
   Series I Shares                             Contractual         2.00%            May 1. 2013     June 30, 2015
   Series II Shares                            Contractual         2.25%            May 1, 2013     June 30, 2015

Invesco V.I. Global Real Estate Fund
   Series I Shares                             Contractual         2.00%            May 1. 2013     June 30, 2015
   Series II Shares                            Contractual         2.25%            May 1, 2013     June 30, 2015

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                         as of December 3, 2014


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ----------------- --------------
Invesco V.I. Government Securities Fund
   Series I Shares                       Contractual     1.50%     May 1, 2013     June 30, 2015
   Series II Shares                      Contractual     1.75%     May 1, 2013     June 30, 2015

Invesco V.I. Growth and Income Fund
   Series I Shares                       Contractual     0.78%     May 1. 2013     April 30, 2016
   Series II Shares                      Contractual     1.03%     May 1, 2013     April 30, 2016

Invesco V.I. High Yield Fund
   Series I Shares                       Contractual     1.50%     May 1, 2014     June 30, 2015
   Series II Shares                      Contractual     1.75%     May 1, 2014     June 30, 2015

Invesco V.I. International Growth Fund
   Series I Shares                       Contractual     2.25%     July 1, 2012    June 30, 2015
   Series II Shares                      Contractual     2.50%     July 1, 2012    June 30, 2015

Invesco V.I. Managed Volatility Fund
   Series I Shares                       Contractual     1.03%    April 30, 2014   April 30, 2015
   Series II Shares                      Contractual     1.28%    April 30, 2014   April 30, 2015

Invesco V.I. Managed Volatility Fund
   Series I Shares                       Contractual     2.00%     May 1, 2015     June 30, 2015
   Series II Shares                      Contractual     2.25%     May 1, 2015     June 30, 2015

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                       Contractual     2.00%     May 1. 2013     June 30, 2015
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2015

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                       Contractual     2.00%     July 1, 2014    June 30, 2015
   Series II Shares                      Contractual     2.25%     July 1, 2014    June 30, 2015

Invesco V.I. Money Market Fund
   Series I Shares                       Contractual     1.50%     May 1. 2013     June 30, 2015
   Series II Shares                      Contractual     1.75%     May 1, 2013     June 30, 2015

Invesco V.I. S&P 500 Index Fund
   Series I Shares                       Contractual     2.00%     July 1, 2012    June 30, 2015
   Series II Shares                      Contractual     2.25%     July 1, 2012    June 30, 2015

Invesco V.I. Small Cap Equity Fund
   Series I Shares                       Contractual     2.00%     May 1. 2013     June 30, 2015
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2015

Invesco V.I. Technology Fund
   Series I Shares                       Contractual     2.00%     May 1. 2013     June 30, 2015
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2015

Invesco V.I. Value Opportunities Fund
   Series I Shares                       Contractual     2.00%     May 1. 2013     June 30, 2015
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2015

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                                                         as of December 3, 2014


                        EXHIBIT "D" - CLOSED-END FUNDS

                INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  COMMITMENT END
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                           ------------ ---------- ----------------- -----------------
Invesco California Value
  Municipal Income Trust        Voluntary      0.52%   August 27, 2012          N/A

                              INVESCO HIGH INCOME TRUST II

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  COMMITMENT END
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                           ------------ ---------- ----------------- -----------------
Invesco High Income Trust II    Voluntary      1.10%   August 27, 2012   December 31, 2014

                      INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  COMMITMENT END
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                           ------------ ---------- ----------------- -----------------
Invesco Municipal Income
  Opportunities Trust           Voluntary      0.67%    August 27, 2012  December 31, 2014

                         INVESCO QUALITY MUNICIPAL INCOME TRUST

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  COMMITMENT END
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                           ------------ ---------- ----------------- -----------------
Invesco Quality Municipal
  Income Trust                  Voluntary      0.50%   October 15, 2012         N/A

                 INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  COMMITMENT END
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                           ------------ ---------- ----------------- -----------------
Invesco Trust for Investment
  Grade New York Municipals     Voluntary      0.69%   August 27, 2012          N/A

                          INVESCO VALUE MUNICIPAL INCOME TRUST

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  COMMITMENT END
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                           ------------ ---------- ----------------- -----------------
Invesco Value Municipal
  Income Trust                  Voluntary      0.46%   October 15, 2012  December 31, 2014

Invesco Value Municipal
  Income Trust                  Voluntary      0.70%   January 1, 2015          N/A

                                                               Sub-Item 77Q1(e)

                             TERMINATION AGREEMENT

   This Agreement is made as of January 16, 2015, by and among Invesco
Advisers, Inc. (the "Adviser") and Invesco Australia Limited (the "Subadviser").

                                  BACKGROUND

   The Adviser has entered into an investment advisory agreement with each of the Trusts (the "Trusts"), each on behalf of itself and its series portfolios, if any, listed on Schedules A and B hereto, and with Invesco Exchange Fund (the "Limited Partnership") (collectively, the "Invesco Funds"). The Adviser is authorized to delegate certain of its rights and obligations under the advisory agreements to subadvisers and has entered into Master Intergroup Sub-Advisory Contracts for Mutual Funds with certain affiliated subadvisers including the Subadviser (the "Subadvisory Contracts").

   Capitalized terms not defined herein, are used as defined in the Subadvisory Contracts. The Adviser and the Subadviser desire to terminate the Subadvisory Contracts solely with respect to the Subadviser. Pursuant to Section 11 of the Subadvisory Contracts, the contracts may be terminated at any time without the payment of any penalty with sixty (60) days' written notice from the Adviser to the Subadviser or from the Subadviser to a Trust or to the Limited Partnership.

   Upon termination, the Adviser will assume all the duties and responsibilities of the Subadviser. The Subadviser has not undertaken any current duties under the Subadvisory Contracts and has no existing obligations or responsibilities thereunder. The Adviser and the Subadviser, with notice to and consent of the Invesco Funds, desire to terminate the Subadvisory Contracts solely with respect to the Subadviser with immediate effect.

   NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto, as follows:

   1. Effective on execution of this Agreement, all Subadvisory Contracts are terminated with respect to the Subadviser.

   2. Notice to and Consent of Invesco Funds. This Agreement provides notice to each of the Invesco Funds of the termination of the Subadviser. By signing this Agreement, each Trust, on behalf of itself and its series portfolios, and the Limited Partnership acknowledge that the Subadvisory Contracts between the Adviser and the Subadviser will terminate immediately with respect to the Subadviser, and waives the requirement for sixty (60) days prior notice.

   3. Effect on Other Contracts. For ease of administration, the Subadvisory Contracts were signed by multiple parties including other subadvisers. It is understood and agreed that this Termination Agreement only constitutes an agreement between the Adviser and the Subadviser and in no way releases or affects any of the other Subadvisers or any other Subadvisory Contracts.

   4. Release. In consideration of the early termination of the Subadvisory Contracts, the Subadviser releases the Adviser and each of the Invesco Funds from any conditions or liabilities under the Subadvisory Contracts. The Subadviser acknowledges that no compensation is due to the Subadviser upon this release.

   IN WITNESS WHEREOF, the parties hereto have caused this Termination Agreement to be executed by their officers as the day and year above first written.

                                   INVESCO ADVISERS, INC.

                                   By:     John M. Zerr
                                           -------------------------------------
                                   Name:   John M. Zerr
                                   Title:  Senior Vice President

                                   INVESCO AUSTRALIA LIMITED

                                   By:     /s/ Nick Burrell     /s/ Mark Yesberg
                                           -------------------------------------
                                   Name:   Nick Burrell         Mark Yesberg
                                   Title:  Company Secretary     Director

   NOTICE ACKNOWLEDGED AND CONSENT TO IMMEDIATE TERMINATION

                                          Each Trust (listed on Schedule A) on
                                          behalf of itself and each Fund listed
                                          on Schedule A

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                          AIM Treasurer's Series Trust (Invesco
                                          Treasurer's Series Trust), on behalf
                                          of itself and each Portfolio listed
                                          on Schedule B

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                          Short-Term Investments Trust, on
                                          behalf of itself and each Portfolio
                                          listed on Schedule B

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                          Invesco Exchange Fund (listed on
                                          Schedule A), a California limited
                                          partnership

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

SCHEDULE A

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
Invesco American Franchise Fund
Invesco California Tax-Free Income Trust
Invesco Core Plus Bond Fund
Invesco Equally-Weighted S & P 500 Fund
Invesco Equity and Income Fund
Invesco Floating Rate Fund
Invesco Global Real Estate Income Fund
Invesco Growth and Income Fund
Invesco Low Volatility Equity Yield Fund
Invesco Pennsylvania Tax Free Income Fund
Invesco S & P 500 Index Fund
Invesco Small Cap Discovery Fund
Invesco Strategic Real Return Fund

AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
Invesco Charter Fund
Invesco Diversified Dividend Fund
Invesco Summit Fund

AIM FUNDS GROUP (INVESCO FUNDS GROUP)
Invesco European Small Company Fund
Invesco Global Core Equity Fund
Invesco International Small Company Fund
Invesco Small Cap Equity Fund

AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Invesco Alternative Strategies Fund
Invesco Balanced-Risk Retirement Now Fund
Invesco Balanced-Risk Retirement 2020 Fund
Invesco Balanced-Risk Retirement 2030 Fund
Invesco Balanced-Risk Retirement 2040 Fund
Invesco Balanced-Risk Retirement 2050 Fund
Invesco Conservative Allocation Fund
Invesco Convertible Securities Fund
Invesco Global Low Volatility Equity Yield Fund
Invesco Growth Allocation Fund
Invesco Income Allocation Fund
Invesco International Allocation Fund
Invesco Mid Cap Core Equity Fund
Invesco Multi-Asset Inflation Fund
Invesco Moderate Allocation Fund
Invesco Small Cap Growth Fund
Invesco U.S. Mortgage Fund

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) Invesco Asia Pacific Growth Fund
Invesco European Growth Fund
Invesco Global Growth Fund
Invesco Global Opportunities Fund
Invesco Global Small & Mid Cap Growth Fund
Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco Select Opportunities Fund

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
Invesco All Cap Market Neutral Fund
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco China Fund
Invesco Developing Markets Fund
Invesco Emerging Market Local Currency Debt Fund
Invesco Emerging Markets Equity Fund
Invesco Endeavor Fund
Invesco Global Health Care Fund
Invesco Global Infrastructure Fund
Invesco Global Market Neutral Fund
Invesco Global Markets Strategy Fund
Invesco Global Targeted Returns Fund
Invesco International Total Return Fund
Invesco Long/Short Equity Fund
Invesco Low Volatility Emerging Markets Fund
Invesco Macro International Equity Fund
Invesco Macro Long/Short Fund
Invesco MLP Fund
Invesco Pacific Growth Fund
Invesco Premium Income Fund
Invesco Select Companies Fund
Invesco Strategic Income Fund
Invesco Unconstrained Bond Fund

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUND) Invesco Corporate Bond Fund
Invesco Global Real Estate Fund
Invesco High Yield Fund
Invesco Limited Maturity Treasury Fund
Invesco Money Market Fund
Invesco Real Estate Fund
Invesco Short Term Bond Fund
Invesco U.S. Government Fund

AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
Invesco American Value Fund
Invesco Comstock Fund
Invesco Dividend Income Fund
Invesco Energy Fund
Invesco Gold & Precious Metals Fund
Invesco Mid Cap Growth Fund
Invesco Small Cap Value Fund
Invesco Technology Fund
Invesco Technology Sector Fund
Invesco Value Opportunities Fund

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
Invesco High Yield Municipal Fund
Invesco Intermediate Term Municipal Fund
Invesco Municipal Income Fund
Invesco New York Tax Free Income Fund
Invesco Tax-Exempt Cash Fund
Invesco Tax-Free Intermediate Fund

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Comstock Fund
Invesco V.I. Core Equity Fund
Invesco V.I. Diversified Dividend Fund
Invesco V.I. Diversified Income Fund
Invesco V.I. Equally-Weighted S & P 500 Fund
Invesco V.I. Equity And Income Fund
Invesco V.I. Global Core Equity Fund
Invesco V.I. Global Health Care Fund
Invesco V.I. Global Real Estate Fund
Invesco V. I. Government Securities Fund
Invesco V.I. Growth And Income Fund
Invesco V.I. High Yield Fund
Invesco V.I. International Growth Fund
Invesco V.I. Managed Volatility Fund
Invesco V.I. Mid Cap Core Equity Fund
Invesco V.I. Mid Cap Growth Fund
Invesco V.I. Money Market Fund
Invesco V.I. S & P 500 Index Fund
Invesco V.I. Small Cap Equity Fund
Invesco V.I. Technology Fund
Invesco V.I. Value Opportunities Fund

INVESCO MANAGEMENT TRUST
Invesco Conservative Income Fund

INVESCO SECURITIES TRUST
Invesco Balanced-Risk Aggressive Allocation Fund

Closed-End Funds

Invesco Advantage Municipal Income Trust II
Invesco Bond Fund
Invesco California Value Municipal Income Trust
Invesco Dynamic Credit Opportunities Fund
Invesco High Income Trust II
Invesco Municipal Income Opportunities Trust
Invesco Municipal Opportunity Trust
Invesco Municipal Trust
Invesco Pennsylvania Value Municipal Income Trust
Invesco Quality Municipal Income Trust
Invesco Senior Income Trust
Invesco Total Property Market Income Fund
Invesco Trust For Investment Grade Municipals
Invesco Trust For Investment Grade New York Municipals
Invesco Value Municipal Income Trust

Invesco Senior Loan Fund

Invesco Exchange Fund

SCHEDULE B

AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
Premier Portfolio
Premier Tax-Exempt Portfolio

SHORT-TERM INVESTMENTS TRUST
Government & Agency Portfolio
Government TaxAdvantage Portfolio
Liquid Assets Portfolio
STIC Prime Portfolio
Tax-Free Cash Reserve Portfolio
Treasury Portfolio